                                                                    EXHIBIT 99.6

EXCERPT FROM: TRANSPORTATION INDUSTRY UPDATE:
PLANES, TRAINS AND AUTOMOBILES;
DAN WARD, DECEMBER 15, 1999

LEHMAN BROTHERS
                              HIGH GRADE RESEARCH

TRANSPORTATION
Industry Update

INDUSTRIAL
[PHOTO]
                             PLANES, TRAINS AND AUTOMOBILES

                             PRESENTATION AT THE LEHMAN BROTHERS
                             GLOBAL CREDIT CONFERENCE
                             NOVEMBER 1999                          PP. 2-14

DECEMBER 15, 1999

Daniel J. Ward
212-526-9756                 INDIVIDUAL CREDIT AND INDUSTRY
dward@lehman.com             UPDATES                               PP. 15-54

Sarah H. Durkin
212-526-5720
sdurkin@lehman.com
                                                                 industry update

FORD MOTOR CO. (F)                                                     A1/A+

CREDIT UPDATE: Ford Motor and subsidiary Ford Motor Credit recently, upgraded to A+ by S&P, are well positioned within the high single-A category based on a solid consolidated financial profile, strong global market position, and exceptional financial flexibility. Financial strength is significant with gross automotive cash of $25.7 billion ($12.9 billion net cash) at September 30. These levels compare with gross cash of $22.9 billion and $13.1 billion net at September 30, 1998, despite $6.3 billion in cash acquisition costs for Volvo and Kwik-Fit and the payment of over $2.0 billion in dividends. Earnings momentum has continued with the most recent period marking the 14th consecutive quarter of improved operating results, despite difficult markets in Europe and Latin America. Results have been driven by record North American automotive operations, strong earnings at Ford Motor Credit, record results from Hertz, and solid earnings at Visteon, Ford's auto parts subsidiary. Looking forward, Ford is implementing a new consumer-focused organization designed to make Ford one of the world's leading consumer companies for automotive products and services. The organization established consumer-focused strategic business units including:
Ford Cars & Trucks, Premier Automotive Group (Jaguar, Volvo, Lincoln) Ford Credit, Hertz, Ford Connect (e-business), and Ford Customer Service (aftersales and service).

FORD NORTH AMERICA MARKET SHARE
Source:  Ward Transportation Research

                                   [BAR GRAPH]

1998 REVENUES BY BUSINESS SEGMENT

                                  [PIE CHART]

    Financial Services      Automotive
           16%                 84%

1998 REVENUES BY GEOGRAHPIC SEGMENT

                                  [PIE CHART]

  US     Canada & Mexico   Europe    Other International
  61%          5%           27%              7%

SELECTED FINANCIAL DATA (1)

                                             LTM 9/99       FY 98
                                             --------       -----
Total Revenues                               131,396       119,083
Automotive Pre-tax Income                      7,521         4,752

EBITDA                                        13,255        12,425
EBITDA Margin                                  10.1%         10.4%

Cash                                          25,703        23,805
Total Debt- Automotive                        12,819         9,834
Net Cash                                      12,884        13,971

(1) automotive operations with Ford Motor Credit on an equity basis.

BUSINESS DESCRIPTION: Ford Motor Company is the world's largest truck manufacturer and the world's second largest manufacturer of cars and trucks combined. In addition to manufacturing vehicles, Ford's financial services business (Ford Motor Credit) is the leading US provider of auto financing and leasing services. Ford also owns 81% of Hertz, the top US car rental company, and 33% of Mazda Motor Corp. In April 1998, Ford distributed its 81% interest in Associates First Capital Corp. to shareholders.

Ford sells vehicles under the Ford, Jaguar, Lincoln and Mercury brands. Ford also manufactures components and systems through its wholly owned subsidiary, Visteon Automotive Systems, the world's second-largest manufacturer of automotive components (1998 earnings $712m).

LEHMAN BROTHERS, DECEMBER 15, 1999                                            15

                                                                      INDUSTRIAL

SCHEDULE 1:  LEHMAN BROTHERS CORPORATE AND TRANSPORTATION INDEX STATISTICS

FIGURE 1:

                                                                                                  EXCESS RETURN* (BP)
AS OF DECEMBER 1, 1999        NUMBER      MOD ADJ   MKT WTD       MKT VALUE       % CORP
                            --------------------------------------------------------------------------------------------------
                            OF ISSUES    DURATION   RATING          ($BN)         INDEX     NOV   3 MONTHS     YTD     LTM (2)
Lehman Corporate Index        3,582         5.80     A2/A3         1,150.1        100.0      35      101       147       150
Industrials                   1,602         6.64     A2/A3           488.6         42.5      23       62        95        87
Airlines (3)                     34         6.93     A2/A3             9.9          0.9      40      259       274       302
Railroads (3)                    67         7.44     Baa1/Baa2        18.6          1.6      47       83       136       112
Automotive                       70         8.20     A1/A2            30.0          2.6      52      152       108        99
Transportation Services          26         6.56     A2/A3             6.1          0.5      44      124       225       221

(1) "Year to Date"
(2) "Latest 12 Months"
(3) As of July 1, 1999 ERISA-eligible ETCs and EETCs greater than $150m are included in the Lehman Brothers Corporate Bond Index.
* Excess return calculation removes duration and yield curve effects in order to isolate the premium ("excess return") earned for the assumption of credit and volatility risk.

FIGURE 2:   AIRLINE SECTOR EXCESS RETURNS RELATIVE TO CORPORATE AND INDUSTRIALS
            (IN BP)

                                  [BAR GRAPH]

  Source:  Lehman Brothers


FIGURE 3:  AUTOMOTIVE SECTOR EXCESS RETURNS RELATIVE TO CORPORATES AND
           INDUSTRIALS (IN BP)

                                  [BAR GRAPH]

  Source:  Lehman Brothers

FIGURE 4:  RAIL SECTOR RETURNS RELATIVE TO CORPORATES AND INDUSTRIALS (IN BP)

                                  [BAR GRAPH]

   Source:  Lehman Brothers

FIGURE 5:  TRANSPORTATION SERVICES SECTOR EXCESS RETURNS RELATIVE TO CORPORATES
           AND INDUSTRIALS (IN BP)

                                  [BAR GRAPH]

  Source: Lehman Brothers



52                                            LEHMAN BROTHERS, DECEMBER 15, 1999

                        Publications: L. Pindyck, A. DiTizio, C. Triggiani,
                                      B. Davenport, W. Lee, D. Kramer, S. Bryant

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